Exhibit 10.13.3

Amendment No. 12 the “Amendment”) To

Employment Agreement (the “Employment Agreement”) between

Andrew Hobson (“Employee”) and Univision Management Co. (“Company”)

Employee and Company agree to amend the Employment Agreement as follows:

1.             Term.  The Term of the Employment Agreement is extended through December 31, 2009, unless earlier terminated in accordance with the provisions of the Employment Agreement.

2.             Base Salary.  The annual Base Salary rate will be Nine Hundred Thirty Five Thousand Dollars ($935,000) for the period of the Term from January 1, 2007 through December 31, 2009.

3.             Effective Date of Amendment.  Upon execution by Employee and Company, this Amendment will become effective as of January 1, 2007.

4.             Other.  Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

UNIVISION MANAGEMENT COMPANY

By:	/s/ Doug Kranwinkle
Doug Kranwinkle
EVP, General Counsel

By:	/s/ Andrew Hobson
Andrew Hobson